UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22393

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    October 31

Date of reporting period:    October 31, 2021

Item 1. Reports to Stockholders.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended October 31, 2021. The total returns for Cohen & Steers Preferred Securities and Income SMA Shares, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended October 31, 2021	Year Ended October 31, 2021
Cohen & Steers Preferred Securities and Income SMA Shares	2.90%	10.93%
Blended Benchmark—75% ICE BofA US IG Institutional Capital Securities Index/ 25% Bloomberg Developed Market USD Contingent Capital Index[a]	1.77%	7.20%
S&P 500 Index[a]	10.91%	42.91%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Shareholders should be aware that the Fund is managed within the context of separately managed account programs and not with the objective of matching or exceeding the Fund’s stated indexes, which are used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated indexes are not likely to be meaningful. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account (“SMA”) program or fees paid to the investment advisor for SMA advisory services. Such fees are paid directly or indirectly by the SMA program sponsor to the investment advisor. The investment advisor does not charge an advisory fee to the Fund. The investment advisor has contractually agreed to reimburse the Fund so that the total annual Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, and other expenses approved by the Board of Directors) do not exceed 0.00%. This contractual agreement is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor.

[a]

The ICE BofA US IG Institutional Capital Securities Index tracks the performance of US dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

Market Review

Preferred securities had a positive total return in the 12 months ended October 31, 2021. Preferreds and other credit-sensitive fixed income assets benefited from healthy economic growth amid widespread implementation of Covid-19 vaccinations and a continuation of stimulative monetary and fiscal policies globally. Bond yields rose in this environment from near historical lows, with the yield on the 10-year U.S. Treasury increasing from 0.9% to 1.6% by period end. However, longer-duration high-quality bonds and preferred securities had positive returns as the improving credit outlook more than countered interest-rate concerns in terms of investor sentiment.

Fund Performance

The portfolio had a positive total return in the period and outperformed its blended benchmark. The portfolio is part of a component SMA and does not necessarily reflect the performance of the overall SMA program.

Banks—a substantial issuer within the preferreds market—enjoyed solid improvements in earnings, credit quality and capital markets activity during the period. After substantially building their loan-loss reserves in the second half of 2020, banks released large amounts of those reserves in 2021 on optimism about economic reopenings, lower charge offs, and given strong consumer balance sheets. Capital ratios declined modestly as excess capital was returned to shareholders in the form of large stock buybacks. Overall, however, banks’ capital ratios remain at very high levels and well above regulatory minimums—conditions that are constructive for their preferred securities.

The banking sector performed well in both absolute terms and compared with the broader preferreds market. Securities from more economically sensitive U.S. and European banks saw sharp yield spread compression. Security selection in banking aided the portfolio’s relative performance in the period. Top contributors included several out-of-benchmark positions in contingent capital securities (CoCos), a type of preferred that can write down in value or be converted to equity if an issuer’s capital level deteriorates materially.

The insurance sector had a positive gain but trailed the overall preferreds market. The relatively poor performance came despite property & casualty insurance companies having significant premium growth with the recovering economy and life insurers benefiting from a declining overall Covid impact and from solid results in their investment portfolios. The Fund’s underweight allocation to higher-quality insurers and security selection in below-investment grade U.S. and non-U.S. insurers aided relative performance. Contributors included an out-of-benchmark position in a fixed-to-floating rate security from a Bermuda-based property insurer that rose substantially and our non-investment in a high-quality issue from a Japan-based life insurer that underperformed the market.

Pipeline company cash flows improved on higher crude oil prices and throughput volumes as energy demand rebounded with the recovering economy. Security selection in the pipelines sector, including overweight or out-of-benchmark positions in certain high-coupon issues from U.S. and Canadian midstream energy companies, contributed positively to relative performance. The real estate sector, represented in the index by issues from Australian retail property owner Scentre Group, enjoyed improving fundamentals amid increased foot traffic and pent-up consumer demand. The portfolio’s allocations to REIT preferreds contributed to relative performance, including an out-of-index position in a high-coupon issue from Brookfield Property Partners that rose substantially.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

The utility sector modestly underperformed the broader preferreds market. However, our security selection in the sector, which included an out-of-index issue in a Canada-based company that performed well, aided relative performance.

There were no material detractors from relative performance at the sector level. At the security level, the Fund’s underweight or non-investment in certain securities in the banking and pipeline sectors that performed well hindered relative returns.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of forward foreign currency exchange contracts for passively managing currency risk on certain Fund positions denominated in foreign currencies. The currency forward contracts did not have a material effect on the Fund’s total return for the 12 months ended October 31, 2021.

Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

JERRY DOROST Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Period Ended October 31, 2021

	1 Year	5 Years	10 Years	Since Inception[b]
Cohen & Steers Preferred Securities and Income SMA Shares, Inc.	10.93%	—	—	9.88%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. Total return assumes the reinvestment of all dividends and distributions at NAV. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

Performance Review (Unaudited)—(Continued)

The annualized expense ratio as disclosed in the prospectus dated March 1, 2021, was 0.01%, including 0.01% of acquired fund fees and expenses. The Fund may invest a portion of its assets in other investment companies (Acquired Funds) and the Fund’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Fund invests. However, these acquired fund fees and expenses are not directly borne by the Fund and are therefore not included in the amount the investment advisor has contractually agreed to reimburse. The investment advisor has contractually agreed to reimburse the Fund so that the total annual Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, and other expenses approved by the Board of Directors) do not exceed 0.00%. This contractual agreement is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor.

[a]

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[b]	Commencement of investment operations was March 1, 2019.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021—October 31, 2021.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period[a] May 1, 2021— October 31, 2021
Actual (2.90% return)	$1,000.00	$1,029.00	$0.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,025.21	$0.00

[a]

Expenses are equal to the Fund’s annualized net expense ratio of 0.00% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The investment advisor does not charge an advisory fee to the Fund. The investment advisor has contractually agreed to reimburse the Fund so that the total annual Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, and other expenses approved by the Board of Directors) do not exceed 0.00%. This contractual agreement is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

October 31, 2021

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets
Wells Fargo & Co., 3.90%, Series BB	$5,383,319	1.5
Ally Financial, Inc., 4.70%, Series C	5,283,600	1.5
SVB Financial Group, 4.25%, Series D (FRN)	4,873,644	1.3
US Bancorp, 3.70% (FRN)	4,842,967	1.3
BP Capital Markets PLC, 4.875% (United Kingdom)	4,634,823	1.3
Bank of America Corp., 6.25%, Series X	4,317,784	1.2
Emera, Inc., 6.75%, due 6/15/76, Series 16-A (Canada)	4,310,126	1.2
Vodafone Group PLC, 4.125%, due 6/4/81 (United Kingdom)	4,233,266	1.2
Enbridge, Inc., 5.75%, due 7/15/80, Series 20-A (Canada)	4,061,033	1.1
Edison International, 5.375%, Series A	3,959,262	1.1

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdownb

(Based on Net Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS

October 31, 2021

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	5.5%
BANKS	0.6%
First Horizon Corp., 4.70%, Series Fa		80,800	$2,100,800

ELECTRIC	0.4%
WESCO International, Inc., 10.625% to 6/22/25, Series Aa,b		49,404	1,551,286

FINANCIAL—DIVERSIFIED FINANCIAL SERVICES	0.7%
Federal Agricultural Mortgage Corp., 4.875%, Series Ga		78,400	2,055,256
Synchrony Financial, 5.625%, Series Aa		13,588	362,392

			2,417,648

PIPELINES	0.8%
Energy Transfer LP, 7.625% to 8/15/23, Series Da,b		44,262	1,108,320
Energy Transfer LP, 7.60% to 5/15/24, Series Ea,b		72,707	1,855,483

			2,963,803

PIPELINES—FOREIGN	0.8%
Enbridge, Inc., 3.94% to 3/1/25, Series 11 (Canada)[a,b]		55,018	932,674
Enbridge, Inc., 3.043% to 6/1/25, Series 13 (Canada)[a,b]		16,372	267,355
TC Energy Corp., 3.903% to 4/30/24, Series 7 (Canada)[a,b]		85,000	1,548,764
TC Energy Corp., 3.355% to 11/30/25, Series 11 (Canada)[a,b]		18,100	361,678

			3,110,471

REAL ESTATE—OFFICE	0.5%
Brookfield Property Partners LP, 5.75%, Series Aa		55,974	1,366,325
Brookfield Property Partners LP, 6.50%, Series A-1[a]		15,210	390,897

			1,757,222

TELECOMMUNICATION SERVICES	1.0%
United States Cellular Corp., 5.50%, due 3/1/70		76,208	2,027,895
United States Cellular Corp., 6.25%, due 9/1/69		53,756	1,476,140

			3,504,035

UTILITIES	0.7%
SCE Trust V, 5.45% to 3/15/26, Series Ka,b		49,510	1,281,319
South Jersey Industries, Inc., 5.625%, due 9/16/79		45,769	1,223,863

			2,505,182

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$18,070,222)			19,910,447

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

		Principal Amount		Value
PREFERRED SECURITIES—CAPITAL SECURITIES	92.7%
BANKS	25.8%
Ally Financial, Inc., 4.70% to 5/15/26, Series Ba,b		$1,041,000		$1,081,989
Ally Financial, Inc., 4.70% to 5/15/28, Series Ca,b		5,180,000		5,283,600
Bank of America Corp., 5.875% to 3/15/28, Series FFa,b		2,087,000		2,338,943
Bank of America Corp., 6.10% to 3/17/25, Series AAa,b		2,943,000		3,239,345
Bank of America Corp., 6.25% to 9/5/24, Series Xa,b		3,959,000		4,317,784
Bank of New York Mellon Corp./The, 4.625% to 9/20/26, Series Fa,b		605,000		651,131
Citigroup, Inc., 3.875% to 2/18/26[a,b]		3,578,000		3,618,252
Citigroup, Inc., 4.15% to 11/15/26, Series Ya,b		2,260,000		2,273,560
Citigroup, Inc., 5.95% to 1/30/23[a,b]		810,000		840,375
Citigroup, Inc., 5.95% to 5/15/25, Series Pa,b		3,275,000		3,537,000
Citigroup, Inc., 6.25% to 8/15/26, Series Ta,b		1,014,000		1,169,852
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series Fa,b		708,000		777,915
CoBank ACB, 6.25% to 10/1/22, Series Fa,b		12,000	†	1,251,000
Comerica, Inc., 5.625% to 7/1/25[a,b]		1,527,000		1,689,244
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144Ac		600,000		851,220
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144Aa,b,c		2,575,000		2,819,625
First Horizon Bank, 3.75% (3 Month US LIBOR + 0.85%, Floor 3.75%), 144A (FRN)[a,c,d]		3,500	†	2,979,375
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series Ua,b		2,671,000		2,657,645
Goldman Sachs Group, Inc./The, 3.80% to 5/10/26, Series Ta,b		537,000		538,343
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series Va,b		2,263,000		2,271,939
Goldman Sachs Group, Inc./The, 5.30% to 11/10/26, Series Oa,b		350,000		384,125
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series Ga,b		929,000		995,191
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KKa,b		3,071,000		3,063,323
JPMorgan Chase & Co., 4.60% to 2/1/25, Series HHa,b		847,000		867,427
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FFa,b		1,995,000		2,066,072
JPMorgan Chase & Co., 6.00% to 8/1/23, Series Ra,b		1,000,000		1,045,875
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xa,b		2,305,000		2,479,316
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Ua,b		1,550,000		1,661,135

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

		Principal Amount	Value
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,b		$860,000	$940,552
M&T Bank Corp., 3.50% to 9/1/26[a,b]		1,983,000	1,953,255
PNC Financial Services Group, Inc./The, 3.40% to 9/15/26, Series Ta,b		2,752,000	2,721,040
Regions Financial Corp., 5.75% to 6/15/25, Series Da,b		973,000	1,076,381
SVB Financial Group, 4.00% to 5/15/26, Series Ca,b		3,190,000	3,201,962
SVB Financial Group, 4.25% to 11/15/26, Series Da,b		4,850,000	4,873,644
SVB Financial Group, 4.70% to 11/15/31, Series Ea,b		3,734,000	3,801,679
Truist Financial Corp., 4.95% to 9/1/25, Series Pa,b		1,362,000	1,481,516
Truist Financial Corp., 5.10% to 3/1/30, Series Qa,b		1,012,000	1,134,756
Truist Financial Corp., 5.125% to 12/15/27, Series Ma,b		1,718,000	1,846,850
US Bancorp, 3.70% to 1/15/27[a,b]		4,850,000	4,842,967
Wells Fargo & Co., 3.90% to 3/15/26, Series BBa,b		5,281,000	5,383,319
Wells Fargo & Co., 5.875% to 6/15/25, Series Ua,b		1,730,000	1,909,488
Wells Fargo & Co., 5.95%, due 12/1/86		1,605,000	2,202,015
Wells Fargo & Co., 7.95%, due 11/15/29, Series B		23,000	31,432

			94,151,457

BANKS—FOREIGN	31.9%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)[a,e,f]		1,200,000	1,466,617
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)[a,b,f]		1,200,000	1,290,000
Banco BPM SpA, 6.125% to 1/21/25 (Italy)[a,b,e,f]		1,000,000	1,220,992
Banco BPM SpA, 6.50% to 1/19/26 (Italy)[a,b,e,f]		600,000	758,154
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)[a,b,e,f]		1,200,000	1,474,033
Banco de Sabadell SA, 6.50% to 5/18/22 (Spain)[a,b,e,f]		400,000	473,336
Banco Santander SA, 3.625% to 3/21/29 (Spain)[a,b,e,f]		400,000	438,530
Banco Santander SA, 4.75% to 11/12/26 (Spain)[a,b,f]		3,000,000	3,023,010
Banco Santander SA, 7.50% to 2/8/24 (Spain)[a,b,e,f]		1,000,000	1,084,037
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)[a,b,c]		400,000	425,091
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)[a,b,e,f]		600,000	766,657
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)[a,b,e,f]		1,600,000	2,157,554
Bank of Montreal, 4.30% to 10/26/25, due 11/26/80 (Canada)[b]		1,200,000	1,011,545
Bank of Nova Scotia/The, 3.625% to 10/27/26, due 10/27/81, Series 2 (Canada)[b]		2,200,000	2,165,734
Barclays PLC, 4.375% to 3/15/28 (United Kingdom)[a,b,f]		3,000,000	2,958,900

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

	Principal Amount	Value
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)[a,b,f]	$1,600,000	$1,759,504
Barclays PLC, 7.25% to 3/15/23 (United Kingdom)[a,b,e,f]	600,000	866,293
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[a,b,f]	1,600,000	1,785,000
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[a,b,c,f]	2,600,000	2,817,750
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)[a,b,c,f]	1,000,000	1,178,045
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,b,c,f]	1,400,000	1,607,473
CaixaBank SA, 3.625% to 9/14/28 (Spain)[a,b,e,f]	1,000,000	1,102,229
Commerzbank AG, 4.25% to 10/9/27 (Germany)[a,b,e,f]	1,200,000	1,379,250
Commerzbank AG, 6.125% to 10/9/25 (Germany)[a,b,e,f]	400,000	501,644
Commerzbank AG, 7.00% to 4/9/25 (Germany)[a,b,e,f]	800,000	862,656
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,b,c,f]	2,000,000	2,208,500
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,b,c,f]	1,400,000	1,551,515
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,b,c,f]	1,800,000	2,160,772
Credit Suisse Group AG, 4.50% to 9/3/30, 144A (Switzerland)[a,b,c,f]	400,000	389,880
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)[a,b,c,f]	1,600,000	1,666,000
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)[a,b,c,f]	2,200,000	2,400,750
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[a,b,e,f]	1,600,000	1,654,784
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)[a,b,c,f]	2,200,000	2,441,978
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[a,b,c,f]	800,000	874,000
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[a,b,c,f]	2,800,000	2,983,400
Danske Bank A/S, 4.375% to 5/18/26 (Denmark)[a,b,e,f]	1,400,000	1,414,113
Deutsche Bank AG, 4.789% to 4/30/25 (Germany)[a,b,e,f]	1,600,000	1,607,344
Deutsche Bank AG, 6.00% to 10/30/25 (Germany)[a,b,f]	800,000	840,000
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)[a,b,f]	600,000	657,000
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)[a,b,f]	1,400,000	1,394,582
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[a,b,f]	800,000	871,356
HSBC Holdings PLC, 6.375% to 9/17/24 (United Kingdom)[a,b,f]	800,000	863,000

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

	Principal Amount	Value
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)[a,b,f]	$800,000	$894,044
Iccrea Banca SpA, 4.75% to 10/18/26, due 1/18/32, Series EMTN (Italy)[b,e]	1,800,000	2,112,033
ING Groep N.V., 3.875% to 5/16/27 (Netherlands)[a,b,f]	1,200,000	1,158,000
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)[a,b,f]	800,000	869,164
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)[a,b,f]	1,000,000	1,098,755
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)[a,b,e,f]	1,200,000	1,307,612
Intesa Sanpaolo SpA, 5.50% to 3/1/28, Series EMTN (Italy)[a,b,e,f]	750,000	955,373
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[a,b,c,f]	1,000,000	1,118,750
La Banque Postale SA, 3.00% to 11/20/28 (France)[a,b,e,f]	2,000,000	2,204,940
Lloyds Banking Group PLC, 5.125% to 12/27/24 (United Kingdom)[a,b,f]	600,000	853,914
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[a,b,f]	800,000	886,000
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[a,b,f]	600,000	688,875
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)[a,b,c,f]	600,000	650,751
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)[a,b,e,f]	800,000	1,195,588
Natwest Group PLC, 4.60% to 6/28/31 (United Kingdom)[a,b,f]	2,600,000	2,567,500
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)[a,b,f]	1,000,000	1,107,930
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)[a,b,f]	2,800,000	3,286,542
Nordea Bank Abp, 3.75% to 3/1/29, 144A (Finland)[a,b,c,f]	800,000	776,000
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[a,b,c,f]	1,200,000	1,373,244
Piraeus Financial Holdings SA, 8.75% to 6/16/26 (Greece)[a,b,e,f]	200,000	235,786
Royal Bank of Canada, 3.65% to 10/24/26, due 11/24/81 (Canada)[b]	2,800,000	2,223,575
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)[b]	2,400,000	2,045,255
Societe Generale SA, 4.75% to 5/26/26, 144A (France)[a,b,c,f]	2,800,000	2,875,180

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

		Principal Amount	Value
Societe Generale SA, 5.375% to 11/18/30, 144A (France)[a,b,c,f]		$400,000	$426,000
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[a,b,c,f]		1,600,000	1,788,000
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,b,c,f]		2,000,000	2,208,600
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[a,b,c,f]		1,200,000	1,399,206
Standard Chartered PLC, 4.30% to 8/19/28, 144A (United Kingdom)[a,b,c,f]		1,800,000	1,732,986
Standard Chartered PLC, 4.75% to 1/14/31, 144A (United Kingdom)[a,b,c,f]		1,200,000	1,179,750
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[a,b,c,f]		1,600,000	1,708,784
Stichting AK Rabobank Certificaten, 19.436% (Netherlands)[a,e]		725,725	1,167,612
Svenska Handelsbanken AB, 4.375% to 3/1/27 (Sweden)[a,b,e,f]		600,000	628,628
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)[a,b,e,f]		800,000	838,444
UBS Group AG, 3.875% to 6/2/26, 144A (Switzerland)[a,b,c,f]		600,000	596,400
UBS Group AG, 6.875% to 8/7/25 (Switzerland)[a,b,e,f]		2,800,000	3,165,750
UBS Group AG, 7.00% to 2/19/25 (Switzerland)[a,b,e,f]		400,000	450,750
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[a,b,c,f]		3,000,000	3,245,835
UniCredit SpA, 4.45% to 12/3/27, Series EMTN (Italy)[a,b,e,f]		1,000,000	1,179,094
UniCredit SpA, 7.50% to 6/3/26 (Italy)[a,b,e,f]		400,000	541,826
UniCredit SpA, 8.00% to 6/3/24 (Italy)[a,b,e,f]		1,000,000	1,094,545

			116,390,029

ELECTRIC	0.8%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series Aa,b		574,000	606,818
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50[b]		692,000	769,850
Duke Energy Corp., 4.875% to 9/16/24[a,b]		500,000	532,000
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series Bb		1,010,000	1,055,652

			2,964,320

ELECTRIC—FOREIGN	2.9%
Electricite de France SA, 2.625% to 12/1/27 (France)[a,b,e]		2,000,000	2,321,188
Electricite de France SA, 5.00% to 1/22/26, Series EMTN (France)[a,b,e]		1,100,000	1,416,225

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

		Principal Amount	Value
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[b]		$3,660,000	$4,310,126
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-Ab		2,486,000	2,527,765

			10,575,304

FINANCIAL	5.8%
CREDIT CARD	1.6%
American Express Co., 3.55% to 9/15/26[a,b]		3,218,000	3,239,319
Capital One Financial Corp., 3.95% to 9/1/26, Series Ma,b		1,668,000	1,697,690
Discover Financial Services, 6.125% to 6/23/25, Series Da,b		670,000	746,045

			5,683,054

DIVERSIFIED FINANCIAL SERVICES	1.4%
Aircastle Ltd., 5.25% to 6/15/26, 144Aa,b,c		1,440,000	1,483,200
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144Ab,c		450,000	466,230
ILFC E-Capital Trust I, 3.46% (30 Year CMT + 1.55%), due 12/21/65, 144A (FRN)[c,d]		500,000	410,428
ILFC E-Capital Trust II, 3.71% (30 Year CMT + 1.80%), due 12/21/65, 144A (FRN)[c,d]		3,325,000	2,855,543

			5,215,401

INVESTMENT ADVISORY SERVICES	0.2%
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144Ab,c		880,000	904,683

INVESTMENT BANKER/BROKER	2.6%
Charles Schwab Corp./The, 4.00% to 12/1/30, Series Ha,b		2,660,000	2,703,225
Charles Schwab Corp./The, 4.00% to 6/1/26, Series Ia,b		3,444,000	3,548,698
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Ga,b		1,927,000	2,124,325
Depository Trust & Clearing Corp./The, 3.375% to 6/20/26, Series D, 144Aa,b,c		500,000	505,937
Morgan Stanley, 5.875% to 9/15/26, Series Ma,b		400,000	457,435

			9,339,620

TOTAL FINANCIAL			21,142,758

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

		Principal Amount	Value
INSURANCE	14.2%
LIFE/HEALTH INSURANCE	3.4%
Equitable Holdings, Inc., 4.95% to 9/15/25, Series Ba,b		$2,460,000	$2,650,650
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)[c]		900,000	1,251,000
MetLife, Inc., 9.25%, due 4/8/68, 144Ac		600,000	907,089
MetLife, Inc., 10.75%, due 8/1/69		905,000	1,544,091
Provident Financing Trust I, 7.405%, due 3/15/38		565,000	693,255
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[b]		1,175,000	1,241,302
SBL Holdings, Inc., 6.50% to 11/13/26, 144Aa,b,c		3,200,000	3,160,000
SBL Holdings, Inc., 7.00% to 5/13/25, 144Aa,b,c		940,000	945,875

			12,393,262

LIFE/HEALTH INSURANCE—FOREIGN	2.4%
Achmea BV, 4.625% to 3/24/29 (Netherlands)[a,b,e,f]		543,000	669,374
Dai-ichi Life Insurance Co., Ltd., 5.10% to 10/28/24, 144A (Japan)[a,b,c]		600,000	655,500
Fukoku Mutual Life Insurance Co., 5.00% to 7/28/25 (Japan)[a,b,e]		600,000	657,540
Nippon Life Insurance Co., 4.00% to 9/19/27, due 9/19/47, 144A (Japan)[b,c]		2,100,000	2,260,650
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)[a,b,e,f]		2,400,000	2,394,132
Rothesay Life PLC, 6.875% to 9/12/28 (United Kingdom)[a,b,e,f]		1,400,000	2,187,081

			8,824,277

MULTI-LINE	1.6%
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9[b]		685,000	786,928
American International Group, Inc., 8.175% to 5/15/38, due 5/15/68[b]		2,630,000	3,883,839
Hartford Financial Services Group, Inc./The, 2.25% (3 Month US LIBOR + 2.125%), due 2/12/67, 144A, Series ICON (FRN)[c,d]		1,236,000	1,202,010

			5,872,777

MULTI-LINE—FOREIGN	1.8%
Allianz SE, 3.50% to 11/17/25, 144A (Germany)[a,b,c,f]		1,600,000	1,616,000

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

		Principal Amount	Value
AXA SA, 6.379% to 12/14/36, 144A (France)[a,b,c]		$1,100,000	$1,529,000
AXA SA, 8.60%, due 12/15/30 (France)		375,000	552,144
CNP Assurances, 4.875% to 10/7/30 (France)[a,b,e,f]		1,600,000	1,652,518
UnipolSai Assicurazioni SpA, 6.375% to 4/27/30 (Italy)[a,b,e,f]		800,000	1,067,178

			6,416,840

PROPERTY CASUALTY	2.0%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[b]		230,000	268,495
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40[b]		2,160,000	2,281,500
Liberty Mutual Group, Inc., 4.125% to 12/15/26, due 12/15/51, 144Ab,c		2,192,000	2,249,628
Liberty Mutual Group, Inc., 7.80%, due 3/7/87, 144Ac		250,000	352,653
Markel Corp., 6.00% to 6/1/25[a,b]		1,460,000	1,607,825
PartnerRe Finance B LLC, 4.50% to 4/1/30, due 10/1/50[b]		690,000	737,223

			7,497,324

PROPERTY CASUALTY—FOREIGN	1.7%
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)[b,e]		2,400,000	2,608,548
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)[a,b,c]		3,300,000	3,613,500

			6,222,048

REINSURANCE	1.3%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40[b]		950,000	1,004,276
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144Ab,c		3,530,000	3,638,721

			4,642,997

TOTAL INSURANCE			51,869,525

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	1.2%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)[b]		4,253,000	4,233,266

PIPELINES	0.8%
Energy Transfer LP, 6.50% to 11/15/26, Series Ha,b		2,540,000	2,635,250
Energy Transfer LP, 7.125% to 5/15/30, Series Ga,b		123,000	128,996

			2,764,246

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

		Principal Amount	Value
PIPELINES—FOREIGN	4.1%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)[b]		$3,605,000	$4,061,033
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[b]		2,362,000	2,612,385
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[b]		1,271,000	1,403,465
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[b]		2,549,000	2,787,969
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[b]		3,520,000	3,889,600

			14,754,452

REAL ESTATE—RETAIL—FOREIGN	1.5%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)[b,c]		2,500,000	2,644,125
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)[b,c]		2,500,000	2,659,375

			5,303,500

UTILITIES	3.7%
ELECTRIC	2.1%
Edison International, 5.375% to 3/15/26, Series Aa,b		3,830,000	3,959,262
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79[b]		509,000	591,582
Sempra Energy, 4.875% to 10/15/25[a,b]		3,080,000	3,330,743

			7,881,587

ELECTRIC—FOREIGN	1.3%
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)[a,b]		4,248,000	4,634,823

GAS	0.3%
South Jersey Industries, Inc., 5.02%, due 4/15/31		1,030,000	1,124,248

TOTAL UTILITIES			13,640,658

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$325,373,462)			337,789,515

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

		Shares	Value

SHORT-TERM INVESTMENTS	0.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%[g]		2,470,209	$2,470,209

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,470,209)			2,470,209

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$345,913,893)	98.9%		360,170,171
OTHER ASSETS IN EXCESS OF LIABILITIES	1.1		4,154,781

NET ASSETS	100.0%		$364,324,952

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	9,723,091	USD	7,672,379	11/2/21	$(184,023)
Brown Brothers Harriman	CAD	521,061	USD	421,725	11/2/21	700
Brown Brothers Harriman	EUR	20,868,322	USD	24,175,221	11/2/21	51,443
Brown Brothers Harriman	EUR	1,514,064	USD	1,751,949	11/2/21	1,692
Brown Brothers Harriman	GBP	3,851,002	USD	5,187,223	11/2/21	(83,069)
Brown Brothers Harriman	GBP	626,683	USD	850,320	11/2/21	(7,328)
Brown Brothers Harriman	USD	5,145,615	GBP	3,764,001	11/2/21	5,611
Brown Brothers Harriman	USD	976,590	GBP	713,684	11/2/21	123
Brown Brothers Harriman	USD	8,264,879	CAD	10,244,152	11/2/21	12,548
Brown Brothers Harriman	USD	25,829,721	EUR	22,382,386	11/2/21	44,314
Brown Brothers Harriman	CAD	10,473,028	USD	8,448,920	12/2/21	(13,343)
Brown Brothers Harriman	EUR	22,505,810	USD	25,985,883	12/2/21	(45,999)
Brown Brothers Harriman	GBP	3,777,043	USD	5,163,256	12/2/21	(5,914)
						$(223,245)

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[b]	Security converts to floating rate after the indicated fixed-rate coupon period.
[c]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $85,746,007 which represents 23.5% of the net assets of the Fund, of which 0.0% are illiquid.

[d]	Variable rate. Rate shown is in effect at October 31, 2021.
[e]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $51,279,988 which represents 14.1% of the net assets of the Fund, of which 0.0% are illiquid.

[f]

Contingent capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $114,825,467 or 31.5% of the net assets of the Fund.

g Rate quoted represents the annualized seven-day yield.

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2021

Country Summary	% of Net Assets
United States	49.3
United Kingdom	11.7
France	8.2
Canada	8.1
Switzerland	5.5
Spain	2.8
Italy	2.8
Australia	2.6
Germany	2.1
Netherlands	1.7
Japan	1.0
Ireland	0.8
Finland	0.6
Other (includes short-term investments)	2.8

100.0

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

ASSETS:
Investments in securities, at value (Identified cost—$345,913,893)	$360,170,171
Cash	2,342,200
Foreign currency, at value (Identified cost—$51,159)	50,964
Receivable for:
Dividends and interest	3,797,520
Investment securities sold	1,392,288
Fund shares sold	517,105
Unrealized appreciation on forward foreign currency exchange contracts	116,431
Due from investment advisor	56,767
Other assets	5,923

Total Assets	368,449,369

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	339,676
Payable for:
Investment securities purchased	2,342,200
Dividends declared	1,120,388
Fund shares redeemed	143,287
Directors’ fees	1,271
Other liabilities	177,595

Total Liabilities	4,124,417

NET ASSETS applicable to 32,014,156 shares of $0.001 par value of common stock outstanding	$364,324,952

NET ASSET VALUE PER SHARE:
($364,324,952 ÷ 32,014,156 shares outstanding)	$11.38

NET ASSETS consist of:
Paid-in capital	$347,135,333
Total distributable earnings/(accumulated loss)	17,189,619

$364,324,952

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2021

Investment Income:
Interest income	$12,863,708
Dividend income (net of $13,970 of foreign withholding tax)	1,417,807

Total Investment Income	14,281,515

Expenses:
Professional fees	128,442
Registration and filing fees	82,908
Administration fees	46,944
Shareholder reporting expenses	42,858
Transfer agent fees and expenses	17,505
Directors’ fees and expenses	12,948
Custodian fees and expenses	8,119
Miscellaneous	13,927

Total Expenses	353,651
Reduction of Expenses (See Note 2)	(353,651)

Net Expenses	—

Net Investment Income (Loss)	14,281,515

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	9,024,924
Forward foreign currency exchange contracts	327,144
Foreign currency transactions	(6,664)

Net realized gain (loss)	9,345,404

Net change in unrealized appreciation (depreciation) on:
Investments in securities	7,842,208
Forward foreign currency exchange contracts	(353,312)
Foreign currency translations	(5,036)

Net change in unrealized appreciation (depreciation)	7,483,860

Net Realized and Unrealized Gain (Loss)	16,829,264

Net Increase (Decrease) in Net Assets Resulting from Operations	$31,110,779

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Change in Net Assets:
From Operations:
Net investment income (loss)	$14,281,515	$9,253,012
Net realized gain (loss)	9,345,404	(6,911,407)
Net change in unrealized appreciation (depreciation)	7,483,860	5,234,409

Net increase (decrease) in net assets resulting from operations	31,110,779	7,576,014

Distributions to Shareholders	(14,425,986)	(9,324,937)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	76,558,936	206,083,729

Total increase (decrease) in net assets	93,243,729	204,334,806
Net Assets:
Beginning of year	271,081,223	66,746,417

End of year	$364,324,952	$271,081,223

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended October 31,		For the Period March 1, 2019[a] through October 31, 2019
Per Share Operating Data:	2021	2020
Net asset value, beginning of period	$10.73	$10.74	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.51	0.49	0.35
Net realized and unrealized gain (loss)	0.65	(0.01)	0.71

Total from investment operations	1.16	0.48	1.06

Less dividends and distributions to shareholders from:

Net investment income	(0.51)	(0.48)	(0.32)
Net realized gain	—	(0.01)	—

Total dividends and distributions to shareholders	(0.51)	(0.49)	(0.32)

Net increase (decrease) in net asset value	0.65	(0.01)	0.74

Net asset value, end of period	$11.38	$10.73	$10.74

Total return	10.93%	4.66%	10.77%[c]

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$364.3	$271.1	$66.7

Ratios to average daily net assets:

Expenses (before expense reduction)	0.11%	0.15%	1.13%[d]

Expenses (net of expense reduction)[e]	0.00%	0.00%	0.00%[d]

Net investment income (loss) (before expense reduction)	4.36%	4.60%	3.93%[d]

Net investment income (loss) (net of expense reduction)	4.47%	4.75%	5.06%[d]

Portfolio turnover rate	71%	99%	25%[c]

[a]	Commencement of investment operations.
[b]	Calculation based on average shares outstanding.
[c]	Not annualized.
[d]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
[e]	The Fund’s expenses have been contractually capped at 0.00%. See Note 2 in Notes to Financial Statements.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Preferred Securities and Income SMA Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 16, 2018 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund’s investment objective is total return. Investment operations commenced on March 1, 2019. Shares of the Fund are only offered to participants in separately managed account (SMA) programs and to certain non-program SMA clients that have an agreement with Cohen & Steers Capital Management, Inc. (the investment advisor).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic (ASC) 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by the investment advisor to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach

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NOTES TO FINANCIAL STATEMENTS—(Continued)

through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS—(Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—$25 Par Value	$19,910,447	$19,910,447	$—	$—
Preferred Securities—Capital Securities	337,789,515	—	337,789,515	—
Short-Term Investments	2,470,209	—	2,470,209	—

Total Investments in Securities[a]	$360,170,171	$19,910,447	$340,259,724	$—

Forward Foreign Currency Exchange Contracts	$116,431	$—	$116,431	$—

Total Derivative Assets[a]	$116,431	$—	$116,431	$—

Forward Foreign Currency Exchange Contracts	$(339,676)	$—	$(339,676)	$—

Total Derivative Liabilities[a]	$(339,676)	$—	$(339,676)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities—Capital Securities—Banks
Balance as of October 31, 2020	$2,777,138
Transfer out of Level 3[a]	(2,819,625)
Accrued discount (premium)	(1,283)
Change in unrealized appreciation (depreciation)	43,770

Balance as of October 31, 2021	$—

[a]

As of October 31, 2020, the Fund used significant unobservable inputs in determining the value of this investment. As of October 31, 2021, the same investment was transferred from Level 3 to Level 2 as a result of the availability of observable inputs.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in securities.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are paid in cash. Dividends from net investment income are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for the current tax year and has concluded that as of October 31, 2021, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the current tax year for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For its services under the investment advisory agreement, the investment advisor receives no investment advisory or other fees from the Fund. This arrangement recognizes that shares of the Fund are only offered to participants in SMA programs (each, a Program Participant) who pay fees to program sponsors (each, a Sponsor) for the costs and expenses of the programs, including fees for investment advice, custody and portfolio execution, and to certain non-program SMA clients of the investment advisor. When a Program Participant, alone or with his or her Sponsor, elects to allocate assets in an SMA to an investment strategy managed or advised by the investment advisor, the investment advisor typically receives a fee from the Sponsor for providing such advisory services to the SMA, including with respect to assets that may be invested in the Fund. In certain cases, a Program Participant will pay a fee for investment advice directly to the investment advisor in its capacity as advisor to the Program Participant’s SMA. Similarly, non-program SMA clients will pay fees directly to the investment advisor.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

The investment advisor has contractually agreed to reimburse the Fund so that the total annual Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, and other expenses approved by the Board of Directors) do not exceed 0.00%. This contractual agreement is currently expected to remain in place for the life of the Fund, can only be terminated by agreement of the Fund’s Board of Directors and the investment advisor, and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the year ended October 31, 2021, fees waived and/or expenses reimbursed totaled $353,651.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund. For its services under the administration agreement, the investment advisor receives no fees from the Fund. The Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $1,578 for the year ended October 31, 2021.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2021, totaled $295,441,566 and $221,844,489, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at October 31, 2021 and the effect of derivatives held during the year ended October 31, 2021, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	$116,431	Unrealized depreciation	$339,676

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$327,144	$(353,312)

The following summarizes the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended October 31, 2021:

Forward Foreign Currency Exchange Contracts
Average Notional Amount	$30,776,366

Note 5. Income Tax Information

The tax character of dividends paid was as follows:

	For the Year Ended October 31,
	2021	2020
Ordinary income	$14,425,986	$9,324,937

As of October 31, 2021, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$344,979,699

Gross unrealized appreciation on investments	$16,361,445
Gross unrealized depreciation on investments	(1,113,772)

Net unrealized appreciation (depreciation) on investments	$15,247,673

Undistributed ordinary income	$1,892,347

Undistributed long-term capital gains	$1,169,987

During the year ended October 31, 2021, the Fund utilized net capital loss carryforwards of $6,920,358.

As of October 31, 2021, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, certain fixed income securities and partnership investments, timing of distributions paid and permanent book/tax differences primarily attributable to certain fixed income securities and Fund redemptions used as distributions. To reflect reclassifications arising from the

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NOTES TO FINANCIAL STATEMENTS—(Continued)

permanent differences, paid-in capital was credited $613,206 and total distributable earnings/(accumulated loss) was charged $613,206. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 100 million shares of capital stock, at a par value of $0.001 per share. The Fund’s Board of Directors may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Sold	14,161,168	$159,940,526	24,205,919	$258,867,915
Redeemed	(7,404,600)	(83,381,590)	(5,161,084)	(52,784,186)

Net increase (decrease)	6,756,568	$76,558,936	19,044,835	$206,083,729

Note 7. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to

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NOTES TO FINANCIAL STATEMENTS—(Continued)

be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Non-Diversification Risk: As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the Fund to meet redemption requests within required time periods. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, state laws and government initiatives including foreclosure and eviction moratoria, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

The outbreak of COVID-19 and efforts to contain its spread have resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The

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NOTES TO FINANCIAL STATEMENTS—(Continued)

impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to generally less established health care systems and supply chains. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework, including how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC recently adopted Rule 18f-4 under the 1940 Act relating to a registered investment company’s use of derivatives and certain financing transactions (such as reverse repurchase transactions) that could potentially require the Fund to observe more stringent requirements than are

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NOTES TO FINANCIAL STATEMENTS—(Continued)

currently imposed by the 1940 Act. Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Rule 18f-4 may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals. Compliance with Rule 18f-4 will not be required until approximately August 2022. As the Fund comes into compliance, the Fund’s approach to asset segregation and coverage requirements will be impacted.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority (the FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) announced that most LIBOR settings will no longer be published after June 30, 2023, with the remainder of LIBOR publications to end at the end of 2021. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Alternatives to LIBOR are in development in many major financial markets, including a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, which is intended to replace U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (SONIA) in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.

There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

This is not a complete list of the risks that may affect the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after October 31, 2021 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Preferred Securities and Income SMA Shares, Inc. (the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2021 and for the period March 1, 2019 (commencement of operations) through October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the two years in the period ended October 31, 2021 and for the period March 1, 2019 (commencement of operations) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 22, 2021

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

TAX INFORMATION—2021 (Unaudited)

For the fiscal year ended October 31, 2021, for individual taxpayers, the Fund designates $11,387,383 as qualified dividend income eligible for reduced tax rates and long-term capital gain distributions of $95,560 taxable at the maximum 20% rate. In addition, for corporate taxpayers, 29.53% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund’s net investment company taxable income and net realized gains and this excess would be a tax free return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Changes to the Board of Directors and Officers

On March 8, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to ten. In addition, the Board of Directors elected Ms. Ramona Rogers-Windsor as a Director of the Fund.

Effective December 7, 2021, Director and Chairman Robert H. Steers resigned from the Fund’s Board of Directors. The Board of Directors has appointed Director Joseph M. Harvey to succeed Mr. Steers as Chairman. In addition, effective March 1, 2022, Mr. Harvey, Cohen & Steers, Inc.’s (CNS) current President and a member of CNS’ board of directors, will succeed Mr. Steers as Chief Executive Officer of CNS and Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the investment advisor). At that time, Mr. Steers will assume the role of Executive Chairman of CNS and continue on as a member of CNS’ board of directors.

On December 7, 2021, the Board of Directors elected Adam M. Derechin, President and Chief Executive Officer of the Fund, as a Director of the Fund. Concurrent with his election, Mr. Derechin resigned as President and Chief Executive Officer of the Fund. Mr. Derechin currently serves as the Chief Operating Officer of CNS and the investment advisor since 2004 and 2003, respectively. Effective December 7, 2021, James Giallanza, previously Chief Financial Officer of the Fund, succeeded Mr. Derechin as President and Chief Executive Officer of the Fund and Albert Laskaj, Treasurer of the Fund, succeeded Mr. Giallanza as Chief Financial Officer of the Fund.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

In addition, also on December 7, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to nine, effective January 1, 2022. Director C. Edward Ward, Jr. will retire from the Board of Directors on December 31, 2021 pursuant to the Fund’s mandatory retirement policy.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 8, 2021 and at meetings of the full Board of Directors held on March 16, 2021 and June 15, 2021. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreement in executive session on June 15, 2021. At the meeting of the full Board of Directors on June 15, 2021, the Advisory Agreement was unanimously continued for a term ending June 30, 2022 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided in response to a request for information submitted by counsel to the Independent Directors, as well as information provided in response to a supplemental request. Additionally, the Independent Directors noted that in connection with their considerations, that they had received information from the Investment Advisor about, and discussed with the Investment Advisor, the operations of its business continuity plan and related matters and the operations of third party service providers during the COVID-19 pandemic. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Advisor: The Board of Directors noted that the Fund has been in existence since March 1, 2019 and considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors noted that the Fund outperformed the Peer Group median for the one-year period ended March 31, 2021, ranking in the first quintile. The Board of Directors considered that the Fund also outperformed its blended benchmark for the one-year period ended March 31, 2021. The Board of Directors also noted that the Fund is relatively new and does not have a lengthy performance history. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period, including the relevant implications of the continuing COVID-19 pandemic. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund: The Board of Directors considered that the Advisor does not charge a fee to the Fund for providing advisory services and, therefore, the cost of advisory services is neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio. The Board of Directors also considered that the Advisor entered into a contractual expense limitation agreement whereby the Advisor reimburses the Fund’s operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, and other expenses approved by the Board of Directors). The Board of Directors also noted that shares of the Fund are only offered to participants in separately managed account (SMA) programs and to certain non-program SMA clients that have an agreement with the Advisor. The Board of Directors took into account that while the Advisor does not collect an advisory fee from the Fund, the Advisor does receive a fee from the SMA program, the SMA program participant or the non-program SMA in respect of their investment in the Fund.

The Board of Directors considered the Fund’s total expense ratio and noted that the Advisor does not charge a management fee to the Fund. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee is the lowest in the Peer Group and its total expense ratio is the lowest in the Peer Group. The Board of Directors also took into consideration other benefits to be derived by the Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Advisor would be eligible to receive by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to invest in the business,

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Advisor under the Fund’s administration agreement, and noted that the Advisor does not receive a fee under the administration agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors considered that profitability of the Fund is part of a commingled offering for individual investors through SMA programs and therefore is not tracked solely at the fund level.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund’s asset size and determined that there were no significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors considered, as discussed above in (iii), that the Fund does not pay the Advisor an advisory fee under the Advisory Agreement and the Advisor reimburses expenses under the expense limitation agreement.

(v) Comparison of services to be rendered and fees to be paid to those under other advisory contracts: As discussed above in (i) and (iii), the Board of Directors considered both the services rendered and the fact that fees are not paid under the Advisory Agreement and took into account that the Advisor reimburses expenses under the expense limitation agreement. The Board also took into account the fact that the Advisor receives fees from the SMA participants or other clients invested in the Fund. The Board of Directors also considered the fees paid to the Advisor by other registered funds overseen by the Board of Directors and the fees paid by other open-end registered funds to their investment advisers.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the Advisory Agreement.

LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule), the Fund has adopted and implemented a liquidity risk management program (the Program). The Liquidity Rule requires an open-end investment company to adopt a program that is reasonably designed to assess and manage its liquidity risk, which is the risk that an open-end investment company could not meet redemption requests without significant dilution of remaining investors’ interests in the open-end investment company. The Board has designated Cohen & Steers Capital Management, Inc. (the Investment Advisor) as the administrator of the Program. The Investment Advisor has delegated this responsibility to the Liquidity Risk Management Committee (the LRM Committee), which is comprised of representatives from various departments within the Investment Advisor. The Program includes policies and procedures reasonably designed to: (1) assess, manage, and periodically review the Fund’s liquidity risk; (2) classify the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid, or illiquid; (3) determine a highly liquid investment minimum (HLIM) for the Fund or determine that one is not required; (4) limit the Fund’s illiquid investments to no more than 15% of its net assets; and (5) establish how and when the Fund will engage in in-kind redemptions.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

The Board met on June 15, 2021 (the Meeting) to review the Program. At the Meeting, the LRM Committee provided the Board with a report that addressed the operation of the Program, including its implementation and effectiveness in assessing and managing the Fund’s liquidity risk (the Report). The Report covered the period from April 1, 2020 through March 31, 2021 (the Reporting Period).

The Report described the LRM Committee’s role in administering the Program, which complied with the Liquidity Rule requirements for assessing, managing and reviewing the Fund’s liquidity risk through the LRM Committee’s daily monitoring and quarterly analysis of liquidity parameters which include historical net redemption activity and consideration of the Fund’s shareholder ownership concentration, as applicable. The Report noted that the Fund’s investments are categorized into one of four liquidity buckets: highly liquid, moderately liquid, less liquid and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size. The Investment Advisor has engaged a third-party vendor to assist with the classification of portfolio investments. The Report also described the LRM Committee’s determination that the Fund is a primarily highly liquid fund under the Liquidity Rule.

The Report noted that there were no liquidity events during the Reporting Period that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining shareholders’ interests. The Report concluded that the Program is operating as intended, effective in implementing the requirements of the Liquidity Rule and reasonably designed to assess and manage the Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Joseph M. Harvey[5] 1963	Director, Chairman	Until Next Election of Directors	President of the Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) (since 2003) and President of Cohen & Steers, Inc. (CNS) (since 2004). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	20	Since 2014

Adam M. Derechin[6] 1964	Director	Until Next Election of Directors	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	20	Since 2021

Independent Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	20	Since 1993

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) since July, 2018; Adjunct Professor and Executive–In–Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	20	Since 2015

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board member and Audit Committee Chairman of inTEST Corporation since 2020.	20	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	20	Since 2015

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; formerly, worked at Bessemer Trust Company from 1999 to 2014; prior thereto, held investment positions at Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	20	Since 2017

Ramona Rogers-Windsor[7] 1960	Director	Until Next Election of Directors	Member, Capital Southwest Board of Directors since March 2021; member, Thomas Jefferson University Board of Trustees since 2020; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	20	Since 2021

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

C. Edward Ward, Jr.[8] 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the NYSE where he worked from 1979 to 2004.	20	Since 2004

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]

Robert H. Steers resigned from the Fund’s Board of Directors and role as Chairman, effective December 7, 2021. The Board of Directors has appointed Joseph M. Harvey to succeed Mr. Steers as Chairman, effective December 7, 2021.

[6]	Mr. Derechin was elected to the Fund’s Board of Directors effective December 7, 2021.
[7]	Ms. Rogers-Windsor was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on March 8, 2021.
[8]	C. Edward Ward, Jr. will retire from the Board of Directors on December 31, 2021 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

The officers of the Fund (other than Mr. Harvey, whose biography is provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of CSCM since 2014 and Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017. Prior to that, Vice President & Chief Compliance Officer of Weiss Multi-Strategy Adviser LLC since 2011.	Since 2019

William F. Scapell 1968	Vice President	Executive Vice President of CSCM since 2014, Prior to that, Senior Vice President of CSCM since 2003.	Since 2003

Elaine Zaharis-Nikas 1973	Vice President	Senior Vice President of CSCM since 2014. Prior to that, Vice President of CSCM since 2003.	Since 2015

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?

Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.

Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chairman and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

C. Edward Ward, Jr.

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

William F. Scapell

Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	PISHX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Preferred Securities and Income SMA Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Preferred

Securities and

Income SMA

Shares, Inc.

Annual Report October 31, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your program sponsor or, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you are a participant in a separately managed account program, you can contact your program sponsor or, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

PISHXAR

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”). The Code of Ethics was in effect during the reporting period. The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. In December 2021, the registrant amended the Code of Ethics to reflect the registrant’s current Principal Executive Officer and Principal Financial Officer. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the Registrant’s website at https://assets.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The Registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Each of Messrs. Clark and Maginnis is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the fiscal years ended October 31, 2021 and October 31, 2020 for professional services rendered by the registrant’s principal accountant were as follows:

	2021	2020
Audit Fees	$44,564	$43,690
Audit-Related Fees	$0	$0
Tax Fees	$6,059	$5,940
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended October 31, 2021 and October 31, 2020, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2021	2020
Registrant	$6,059	$5,940
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (Presidentand Chief Executive Officer)

Date:	December 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (Presidentand Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurerand Chief Financial Officer)

Date: December 29, 2021